UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2019 (April 10, 2019)
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TRONOX HOLDINGS PLC
(Exact name of registrant as specified in its charter)
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England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100	25 Bury Street, 3rd Floor
Stamford, Connecticut 06901	London SW1Y 2AL, England

 (Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced, on April 10, 2019, the acquisition (the “Acquisition”) by Tronox Holdings plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Tronox Limited, an Australian public limited company incorporated in the Commonwealth of Australia and a wholly-owned subsidiary of the Company (“Tronox Limited”), of the titanium dioxide business (the “Business”) of The National Titanium Dioxide Company Limited., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), and Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organized under the laws of the Netherlands and a wholly owned subsidiary of Cristal (the “Seller”) was consummated in accordance with the terms and conditions of the previously announced Transaction Agreement (the “Transaction Agreement”), dated as of February 21, 2017, among Tronox Limited, Cristal and Seller, as amended by Amendment No. 1 to the Transaction Agreement, dated as of March 1, 2018, among Tronox Limited, Cristal and Seller (the “Transaction Agreement Amendment No. 1”) and Amendment No. 2 to the Transaction Agreement, dated as of March 28, 2019, among the Company, Tronox Limited, Cristal and Seller (the “Transaction Agreement Amendment No. 2,” and together with the Transaction Agreement No. 1 and the Transaction Agreement, the “Amended Transaction Agreement”). At the closing of the Acquisition, the Company paid the aggregate purchase price for the Business of Cristal consisting of (i) 37,580,000 Company Shares (as defined below) (the “Consideration Shares”) and (ii) $1.673 billion in cash.

Item 1.01. Entry Into a Material Definitive Agreement.

(a)	Depositary Receipt Arrangements.

In connection with the Acquisition, the Seller received depositary receipts, each representing one ordinary share of the Company, par value US$0.01 per share (the “Company Share”), in consideration for the Consideration Shares, at a ratio of one depositary receipt for each Consideration Share. The depositary receipts were issued by Computershare Trust Company, N.A., as depositary (the “Depositary”), and a nominee for the Depositary (the “Depositary Nominee”) is the registered holder of the Consideration Shares.

The depositary receipts arrangement was established because, as a result of restrictions on transfer on the Company Shares beneficially held by the Seller, those shares could not be issued directly into the clearance system of The Depository Trust Company (“DTC”) at the time of the Acquisition. The use of the Depositary allows for the shares to be held in the Depositary initially and subsequently transferred into DTC without the application of U.K. stamp duty or stamp duty reserve tax, provided certain conditions are met. The depositary receipts will not be registered or listed on any stock exchange, are not currently eligible for deposit and clearing in DTC, and no trading market for them is expected to develop. Instead, subject to compliance with applicable securities laws and contractual restrictions on transfer, the Seller may request of the Depositary that all or a portion of its depositary receipts be cancelled in order to effectuate a transfer of the Company Shares underlying such depositary receipts to Cede & Co., as nominee/custodian for DTC, which will hold the transferred Company Shares on its customary terms, in order to settle trades of such Company Shares (in the public market or otherwise), or to otherwise hold or transfer such shares through and within the DTC clearance system.

Subject to compliance with applicable securities laws and contractual restrictions on transfer, the Seller is generally entitled to the same rights as a direct holder of Company Shares or an investor holding book-entry interests in Company Shares through the DTC clearance system.

The foregoing summary of the depositary receipts arrangement does not purport to be complete and is qualified in its entirety by reference to the Agreement for the Provision of Depositary Services and Custody Services, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

(b)	Supplemental Indenture to 2025 Senior Notes.

On April 12, 2019, certain of the Dutch entities acquired in connection with the closing of the Acquisition (the “Dutch Entities”) entered into a supplemental indenture relating to the 5.75% Senior Notes due 2025 (the “2025 Senior Notes”) previously issued by Tronox Finance plc, a public limited company incorporated under the laws of England and Wales, and guaranteed by the Company and certain of its subsidiaries, whereby such Dutch Entities became additional guarantors with respect to the 2025 Senior Notes (the “2025 Senior Notes Supplemental Indenture”). The foregoing summary of the 2025 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2025 Senior Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1, and the terms of which are incorporated herein by reference.

(c)	Supplemental Indenture to 2026 Senior Notes.

Additionally, on April 12, 2019, the Dutch Entities entered into a supplemental indenture relating to the 6.5% Senior Notes due 2026 (the “2026 Senior Notes”) previously issued by Tronox Incorporated, a Delaware corporation, and guaranteed by the Company and certain of its subsidiaries, whereby such Dutch Entities became additional guarantors with respect to the 2026 Senior Notes (the “2026 Senior Notes Supplemental Indenture”). The foregoing summary of the 2026 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2026 Senior Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2, and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K (other than the information set forth under the heading “Depositary Receipt Arrangements”) is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture dated as of April 12, 2019 among Tronox Finance plc, the guarantors named therein and Wilmington Trust, National Association, as trustee.
4.2	Second Supplemental Indenture dated as of April 12, 2019 among Tronox Incorporated, the guarantors named therein and Wilmington Trust, National Association, as trustee.
10.1
Agreement for the Provision of Depositary Services and Custody Services, dated as of April 10, 2019, in respect of Tronox Holdings plc Depositary Receipts among Computershare Trust Company, N.A., Tronox Holdings plc, Cristal Inorganic Chemicals Netherlands Coöperatief W.A. and all other holders from time to time of depositary receipts issued in accordance herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: April 15, 2019	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary